Exhibit 99.1

Media	Investors
Ancel Martinez	Jim Rowe
415-222-3858	415-396-8216

Wells Fargo & Company Announces Early Tender Results of Note Exchange Offers

SAN FRANCISCO, Nov. 21, 2013 – Wells Fargo & Company (NYSE: WFC) announced today the early tender results of its previously announced private offers to exchange (i) any and all outstanding subordinated notes of Wells Fargo & Company listed in the table below (the “Parent Notes”) for new Subordinated Notes due January 16, 2024, of Wells Fargo & Company (the “2024 Notes”), and (ii) any and all subordinated notes of Wells Fargo Bank, N.A. listed in the table below (together with the Parent Notes, the “Old Notes”) for new Subordinated Notes due January 15, 2044 of Wells Fargo & Company (the “2044 Notes” and, together with the 2024 Notes, the “New Notes”) and cash, if any. The pricing terms will be determined as of the price determination date (11:00 a.m., New York City time, on November 21, 2013) in accordance with the terms set out in the confidential offering circular for the exchange offers, dated November 6, 2013, and the related letter of transmittal.

Based on information provided by D.F. King & Co., Inc., the exchange agent for the exchange offers, the aggregate principal amount of Old Notes validly tendered for exchange and not validly withdrawn as of the early participation date for the exchange offers (5:00 p.m., New York City time, on November 20, 2013) will satisfy the minimum size condition with respect to each series of New Notes to be issued pursuant to the terms and conditions of the exchange offers.

The following table indicates, among other things, the principal amount of each series of Old Notes validly tendered for exchange as of the early participation date:

				Principal Amount
				Tendered as of the Early
CUSIP/ISIN Number	Old Notes	Issuer	Principal Amount Outstanding	Participation Date
929903AE2/	4.875% Subordinated Notes due	Wells Fargo & Company	$900,000,000	$69,904,000
US929903AE28	February 15, 2014
949746FS5/	4.625% Subordinated Notes due	Wells Fargo & Company	$500,000,000	$36,912,000
US949746FS59	April 15, 2014
844730AG6/	5.800% Subordinated Notes due	Wells Fargo & Company	$400,000,000	$5,676,000
US844730AG67	June 15, 2014
929903AJ1/	5.250% Subordinated Notes due	Wells Fargo & Company	$1,500,000,000	$181,028,000
US929903AJ15	August 1, 2014
949746CR0/	5.000% Subordinated Notes due	Wells Fargo & Company	$850,000,000	$54,149,000
US949746CR04	November 15, 2014
949746JE2/	5.125% Subordinated Notes due	Wells Fargo & Company	$850,000,000	$81,456,000
US949746JE28	September 15, 2016
929903CH3/	5.625% Subordinated Notes due	Wells Fargo & Company	$1,250,000,000	$221,535,000
US929903CH31	October 15, 2016
33738MAA9/	6.180% Subordinated Notes due	Wells Fargo Bank, N. A.	$149,700,000	$99,918,000
US33738MAA99	February 15, 2036
33738KAA3/	6.180% Subordinated Notes due	Wells Fargo Bank, N. A.	$150,000,000	$67,955,000
US33738KAA34	February 15, 2036
94980VAG3/	5.950% Subordinated Notes due	Wells Fargo Bank, N. A.	$1,000,000,000	$337,459,000
US94980VAG32	August 26, 2036
33738MAG6/	6.919% Subordinated Notes due	Wells Fargo Bank, N. A.	$50,000,000	$38,206,000
US33738MAG69	December 15, 2036
92976GAG6/	5.850% Subordinated Notes due	Wells Fargo Bank, N. A.	$1,500,000,000	$509,052,000
US92976GAG64	February 1, 2037
92976GAJ0/	6.600% Subordinated Notes due	Wells Fargo Bank, N. A.	$2,500,000,000	$1,086,367,000
US92976GAJ04	January 15, 2038

The exchange offers will expire at the expiration date (11:59 p.m., New York City time, on December 5, 2013) unless extended by Wells Fargo & Company.

In accordance with the terms of the exchange offers, tendered Old Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law. The early settlement date is expected to be November 26, 2013, and will apply to all Old Notes validly tendered and accepted for exchange pursuant to the terms and conditions of the applicable exchange offer as of the early participation date. The final settlement date is expected to be December 6, 2013, and will apply to all Old Notes validly tendered and accepted for exchange pursuant to the terms and conditions of the applicable exchange offer after the early participation date but at or prior to the expiration date.

Each exchange offer is being conducted by Wells Fargo & Company upon the terms and subject to the conditions set forth in the confidential offering circular and the related letter of transmittal. The exchange offers are only extended, and copies of the offering documents will only be made available, to holders of outstanding Old Notes that have certified their status as (1) a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (2)(A) a person other than a “U.S. person” as defined in Rule 902 under Regulation S of the Securities Act and (B) if resident and/or located in any Member State of the European Economic Area that has implemented provisions of the Directive 2003/71/EC (as amended, including pursuant to Directive 2010/73/EU, the “Prospectus Directive”), a qualified investor as defined in Article 2.1(e) of the Prospectus Directive (each, an “Eligible Holder”).

If and when issued, the New Notes will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Wells Fargo & Company will enter into a registration rights agreement with respect to each series of New Notes.

Documents relating to the exchange offers have been, and will be, distributed only to holders of the outstanding Old Notes that have completed and returned, or that complete and return, a letter of eligibility confirming that they are Eligible Holders. Holders of the outstanding Old Notes that desire to review the eligibility letter may visit the website for this purpose at http://www.dfking.com/wfc or contact D.F. King & Co., Inc., the information agent for the exchange offers, by calling toll-free (800) 549-6697 or at (212) 269-5550 (banks and brokerage firms).

This press release is not an offer to sell or a solicitation of an offer to buy any security. The exchange offers are being made solely by the confidential offering circular and related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive, qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom who are investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or fall within Article 43 of the Order, or any other person to whom it may otherwise lawfully be communicated under the Order (all such persons together being referred to as “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.

This press release contains forward-looking statements, which are subject to risks and uncertainties. The forward-looking statements contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “will,” “may,” “likely” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made and are not based on historical facts but instead represent Wells Fargo & Company’s then current expectations regarding future events, circumstances or results. Wells Fargo & Company undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, whether or not Wells Fargo & Company will ultimately consummate the exchange offers, the satisfaction of the conditions described in the confidential offering circular and market conditions.